LVIP BlackRock Emerging Markets Managed Volatility Fund Supplement Dated April 20, 2016 to the Prospectus dated May 1, 2015

This Supplement updates certain information in the Prospectus for the LVIP BlackRock Emerging Markets Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

In March 2016, the Board of Trustees of the Fund approved a proposal to merge the Fund with and into LVIP SSGA International Managed Volatility Fund (the “Acquiring Fund”). The merger is not expected to be a taxable event for contract holders. More information about the Acquiring Fund and the definitive terms of the proposed merger will be included in proxy materials.

The merger is subject to certain conditions, including approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Fund, in mid-2016, and that a meeting of shareholders to consider the merger will be held in the second half of 2016.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. The prospectus/proxy statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the merger proposal.

LVIP VIP Mid Cap Managed Volatility Portfolio LVIP BlackRock U.S. Opportunities Managed Volatility Fund Supplement Dated April 20, 2016 to the Prospectus dated May 1, 2015

This Supplement updates certain information in the Prospectus for the LVIP VIP Mid Cap Managed Volatility Portfolio and LVIP BlackRock U.S. Opportunities Managed Volatility Fund (each, a “Fund”). You may obtain copies of each Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

In March 2016, the Board of Trustees of each Fund approved a proposal to merge such Fund with and into LVIP Blended Mid Cap Managed Volatility Fund (the “Acquiring Fund”). Neither merger is expected to be a taxable event for contract holders. More information about the Acquiring Fund and the definitive terms of each of the proposed mergers will be included in proxy materials.

Each of the mergers is subject to certain conditions, including approval by shareholders of the applicable Fund. It is currently anticipated that proxy materials regarding the mergers will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Funds, in mid-2016, and that meetings of shareholders to consider the mergers will be held in the second half of 2016.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. The prospectus/proxy statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering a merger proposal.